Exhibit 99.1

                                   KROLL INC.

                         ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of Kroll Inc. ("Kroll") hereby appoints Jules B. Kroll and Michael G. Cherkasky, each of them, as proxies of the undersigned, with full power of substitution to each, to vote all shares of Kroll which the undersigned is entitled to vote at Kroll's Annual Meeting of Shareholders to be held at _____ _.m., local time, at _______________________________, on __________, ________ __, 2002 and at any
adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as follows:


1. APPROVAL OF THE ISSUANCE OF COMMON STOCK OF KROLL IN CONNECTION WITH KROLL'S ACQUISITION OF ONTRACK DATA INTERNATIONAL, INC., as described in the accompanying Joint Proxy Statement/Prospectus;


                |_|  FOR                  |_|  AGAINST       |_|  ABSTAIN


2. ELECTION OF DIRECTORS: To elect the nominees listed below to the Board of Directors for the terms described in the accompanying Joint Proxy Statement/Prospectus;


        FOR all nominees listed below                  WITHHOLD AUTHORITY
        (except as marked to the contrary below)       to vote for all nominees
        [ ]                                            listed below
                                                       [ ]


        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)


            Jules B. Kroll           Thomas E. Constance     J. Arthur Urciuoli
            Michael G. Cherkasky     Raymond E. Mabus
            Judith Areen             Michael D. Shmerling


3. APPROVAL AND ADOPTION OF KROLL'S AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN, as described in the accompanying Joint Proxy Statement/Prospectus;

                |_|  FOR                  |_|  AGAINST       |_|  ABSTAIN


4. APPROVAL AND ADOPTION OF AN AMENDMENT TO KROLL'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR THE GRANT OF OPTIONS UNDER THE PLAN, as described in the accompanying Joint Proxy Statement/Prospectus;

                |_|  FOR                  |_|  AGAINST       |_|  ABSTAIN


5. ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED ______, 2002, BY AND BETWEEN KROLL AND KROLL INC., A DELAWARE CORPORATION AND WHOLLY-OWNED SUBSIDIARY OF KROLL, UNDER WHICH KROLL WILL BE REINCORPORATED IN DELAWARE, as described in the accompanying Joint Proxy
        Statement/Prospectus;

                |_|  FOR                  |_|  AGAINST       |_|  ABSTAIN


6 RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR KROLL FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002, as described in the accompanying Joint Proxy Statement/Prospectus;

                |_|  FOR                  |_|  AGAINST       |_|  ABSTAIN


and in their discretion, upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 1, 3, 4, 5 AND 6.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 1, 3, 4, 5 AND 6.


            (Continued and to be dated and signed on the other side.)

  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


Receipt of the Notice of Annual Meeting and of the Joint Proxy
Statement/Prospectus and Annual Report of Kroll accompanying the same are hereby acknowledged.


                                            Dated:___________________, 2002



                                            __________________________________
                                            (Signature of Shareholder)


                                            __________________________________
                                            (Signature of Shareholder)


                                            Please sign exactly as your name(s)
                                            appears on your stock certificate.
                                            If signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please indicate the capacity in
                                            which signing. When signing as joint
                                            tenants, all parties to the joint
                                            tenancy must sign. When the proxy is
                                            given by a corporation, it should be
                                            signed by an authorized officer.


I plan to attend the Annual Meeting in person:  |_|  Yes   |_|  No